UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 29, 2019

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(604) 376-3567

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On August 29, 2019, Body and Mind Inc. (the “Company”) issued a news release providing an update on its expansion into Arkansas pursuant to its arrangements with Comprehensive Care Group LLC (“CCG”), which were previously disclosed on the Company’s news release dated March 21, 2019 and the Company’s Form 8-K filed with the United States Securities and Exchange Commission on the same date. The companies are working together to develop a medical marijuana facility in West Memphis, Arkansas.

Construction of the dispensary and cultivation buildings are anticipated to start in early September and a general contractor agreement has been finalized with Grinder & Haizlip Construction. The renovation to the current building is fully funded and is expected to be completed in a four to five-month period, subject to local and state approvals.

The facility is anticipated to be approximately 10,000 square feet with roughly 7,000 square feet for cultivation and operations and 3,000 square feet for the dispensary. The cultivation area is anticipated to allow up to 50 plants and the cultivation facility has been designed to allow maximum production per plant.

Arkansas’ marijuana laws currently allow reciprocity, which means medical marijuana patients with valid recommendations from other states can access medical marijuana in Arkansas if they fill out a visiting patient form and can provide proof of out-of-state registration. The Arkansas Department of Health requires cannabis in the state to be tested by an analytical testing laboratory for cannabinoid concentrations (CBD and THC), heavy metals, microbiological contaminants, solvents, water activity and moisture content.

The State of Arkansas allows medical patients and caregivers to purchase up to 2.5 ounces of marijuana, or 71 grams, of medical cannabis every 14 days from a state-approved dispensary.

A copy of the news release is attached as Exhibit 99.1 hereto.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit	Description

99.1	News Release dated August 29, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: August 29, 2019	By:	/s/ Michael Mills
Michael Mills
President and Interim CEO

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